POWER OF ATTORNEY

The undersigned constitutes and appoints Hilarie C. Green and Bob Wagman each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my capacity as Trustee and President of Aspiriant Global Equity Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of October, 2013.

/s/ Robert J. Francais
Robert J. Francais

POWER OF ATTORNEY

The undersigned constitutes and appoints Robert J. Francais and Bob Wagman each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my capacity as Treasurer and Principal Financial Officer of Aspiriant Global Equity Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of October, 2013.

/s/ Hilarie C. Green
Hilarie C. Green

POWER OF ATTORNEY

The undersigned appoints Hilarie C. Green and Robert J. Francais each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my capacity as Trustee of Aspiriant Global Equity Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of October, 2013.

/s/ Bob Wagman
Bob Wagman

POWER OF ATTORNEY

The undersigned appoints Hilarie C. Green and Robert J. Francais each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my capacity as Trustee of Aspiriant Global Equity Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of October, 2013.

/s/ Michael D. LeRoy
Michael D. LeRoy

POWER OF ATTORNEY

The undersigned appoints Hilarie C. Green and Robert J. Francais each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my capacity as Trustee of Aspiriant Global Equity Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of October, 2013.

/s/ Robert D. Taylor
Robert D. Taylor

POWER OF ATTORNEY

The undersigned appoints Hilarie C. Green and Robert J. Francais each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my capacity as Trustee of Aspiriant Global Equity Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of October, 2013.

/s/ Karyn L. Williams
Karyn L. Williams